AMOUNTS DUE TO RELATED PARTIES (Tables)	12 Months Ended
Dec. 31, 2018
AMOUNTS DUE TO RELATED PARTIES
Schedule of amounts due to related parties

		At December 31,
	Notes	2017	2018
		Thousand USD	Thousand USD
Current

Non-Trade
Sky Solar New Energy Investment Ltd.	a	—	150
Beijing Sky Solar Investment Management Co., Ltd.	b	28	61
		28	211
		28	211

Notes:

(a)

On May 24, 2018, the company entered a lawsuit for the deposit of CNY 1 million for a project investment in China paid by Sky Solar New Energy Investment Ltd on behalf of the company. The balance was settled with Sky Solar New Energy Investment Ltd on April 3, 2019, and the lawsuit has been withdrawn as at the date of this report.

(b)

The entity is controlled by Mr. Su as at December 31, 2016 and 2017. During the year ended December 31, 2013, the Group obtained, under a license agreement entered into between the Group and the Founder for the use of a trademark “Sky Solar”. The amount is a result of the licensed trademark used.